Exhibit 10.47
Execution Copy
INTERCOMPANY SUBORDINATION AGREEMENT
          THIS INTERCOMPANY SUBORDINATION AGREEMENT (this “Agreement”), dated as of February 29, 2008, is made among the Obligors (as defined below) and National Amusements, Inc., a Maryland corporation (“Lender”).
          WHEREAS, Obligors and Lender are parties to that (i) certain Loan and Security Agreement dated as of even date herewith (as amended, modified, renewed, extended, or replaced from time to time, the “Senior Loan Agreement”), (ii) that certain Unsecured Loan Agreement dated as of even date herewith (as amended, modified, renewed, extended, or replaced from time to time, the “Unsecured Loan Agreement”) and (iii) that certain Unsecured Subordinated Loan Agreement dated as of even date herewith (as amended, modified, renewed, extended, or replaced from time to time, the “Subordinated Loan Agreement”, and, together with the Senior Loan Agreement and the Unsecured Loan Agreement, the “Loan Agreements”), pursuant to which Lender has agreed to make certain financial accommodations to one or more of the Obligors;
          WHEREAS, each Obligor has made or may make certain loans or advances from time to time to one or more other Obligors;
          WHEREAS, each Obligor has agreed to the subordination of such indebtedness of each other Obligor to such Obligor, upon the terms and subject to the conditions set forth in this Agreement.
          NOW, THEREFORE, in consideration of the mutual promises, covenants, conditions, representations, and warranties set forth herein and for other good and valuable consideration, the parties hereto agree as follows:
SECTION 1. Definitions; Interpretation.
          (a) Terms Defined in Secured Loan Agreement. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Secured Loan Agreement.
          (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:
          “Insolvency Event” has the meaning set forth in Section 3.
          “Lender” means National Amusements, Inc., a Maryland corporation, and any other Person made a party thereto in accordance with the provisions of Section 14.1 of the applicable Loan Agreement (together with their respective successors and assigns).
          “Obligors” means, individually and collectively, jointly and severally, Borrowers and the U.S. Credit Parties.

          “Senior Debt” means the Obligations and other indebtedness and liabilities of Obligors to Lender under or in connection with the Loan Agreements and the other Loan Documents, including all unpaid principal of the Advances (as defined in each of the Loan Agreements), all interest accrued thereon, all fees due under the Loan Agreements and the other Loan Documents, and all other amounts payable by Obligors to Lender thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.
          “Subordinated Debt” means, with respect to each Obligor, all indebtedness, liabilities, and other obligations of any other Obligor owing to such Obligor in respect of any and all loans or advances made by such Obligor to such other Obligor whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including all fees and all other amounts payable by any other Obligor to such Obligor under or in connection with any documents or instruments related thereto.
          “Subordinated Debt Payment” means any payment or distribution by or on behalf of Obligors, directly or indirectly, of assets of Obligors of any kind or character, whether in cash, property, or securities, including on account of the purchase, redemption, or other acquisition of Subordinated Debt, as a result of any collection, sale, or other disposition of collateral, or by setoff, exchange, or in any other manner, for or on account of the Subordinated Debt.
          (c) Interpretation. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the term “including” is not limiting, and the term “or” has, except where otherwise indicated, the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection, clause, schedule, and exhibit references are to this Agreement unless otherwise specified. References to agreements and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto. References to statutes or regulations are to be construed as including all statutory and regulatory provisions consolidating, amending, or replacing the statute or regulation referred to. The captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.
SECTION 2. Subordination to Payment of Senior Debt.
          As to each Obligor, all payments on account of the Subordinated Debt shall be subject, subordinate, and junior, in right of payment and exercise of remedies, to the extent and in the manner set forth herein, to the prior payment of the Senior Debt until the Senior Debt has been Paid in Full (as defined in the Loan Agreements).

SECTION 3. Subordination Upon Any Distribution of Assets of Obligors.
          As to each Obligor, in the event of any payment or distribution of assets of any other Obligor of any kind or character, whether in cash, property, or securities, upon the dissolution, winding up, or total or partial liquidation or reorganization, readjustment, arrangement, or similar proceeding relating to such other Obligor or its property, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership, arrangement, or similar proceedings or upon an assignment for the benefit of creditors, or upon any other marshaling or composition of the assets and liabilities of such other Obligor, or otherwise (such events, collectively, the “Insolvency Events”): (i) all amounts owing on account of the Senior Debt shall first be Paid in Full before any Subordinated Debt Payment is made; and (ii) to the extent permitted by applicable law, any Subordinated Debt Payment to which such Obligor would be entitled except for the provisions hereof, shall be paid or delivered by the trustee in bankruptcy, receiver, assignee for the benefit of creditors, or other liquidating agent making such payment or distribution directly to Lender for application to the payment of the Senior Debt in accordance with clause (i), after giving effect to any concurrent payment or distribution or provision therefor to Lender in respect of such Senior Debt.
SECTION 4. Payments on Subordinated Debt.
          (a) Permitted Payments. So long as no Event of Default has occurred and is continuing, each Obligor may make, and each other Obligor shall be entitled to accept and receive, payments on account of the Subordinated Debt in the ordinary course of business only to the extent such payments are permitted under the Loan Agreements.
          (b) No Payment Upon Senior Debt Defaults. Upon the occurrence of any Event of Default (as defined in each of the Loan Agreements), and until such Event of Default is cured or waived, each Obligor shall not make, and each other Obligor shall not accept or receive, any Subordinated Debt Payment.
SECTION 5. Subordination of Remedies.
          As long as any Senior Debt shall remain outstanding and unpaid, no Obligor shall, without the prior written consent of Lender:
          (a) accelerate, make demand, or otherwise make due and payable prior to the original due date thereof any Subordinated Debt or bring suit or institute any other actions or proceedings to enforce its rights or interests in respect of the obligations of any other Obligor owing to such Obligor;
          (b) exercise any rights under or with respect to guaranties of the Subordinated Debt, if any;
          (c) exercise any rights to set-offs and counterclaims in respect of any indebtedness, liabilities, or obligations of such Obligor to any other Obligor against any of the Subordinated Debt; or

          (d) commence, or cause to be commenced, or join with any creditor other than Lender in commencing, any bankruptcy, insolvency, or receivership proceeding against the other Obligor.
SECTION 6. Payment Over to Lender.
          In the event that, notwithstanding the provisions of Sections 3, 4, and 5, any Subordinated Debt Payments shall be received in contravention of such Sections 3, 4, and 5 by any Obligor before all Senior Debt is Paid in Full, such Subordinated Debt Payments shall be held for the benefit of Lender and shall be paid over or delivered to Lender for application to the payment of all Senior Debt remaining unpaid to the extent necessary to give effect to such Sections 3, 4, and 5, after giving effect to any concurrent payments or distributions to Lender in respect of the Senior Debt until Senior Debt is Paid in Full.
SECTION 7. Authorization to Lender.
          If, while any Subordinated Debt is outstanding, any Insolvency Event shall occur and be continuing with respect to another Obligor or its property which is not otherwise permitted under the Loan Agreements: (i) Lender is hereby irrevocably authorized and empowered (in the name of each Obligor or otherwise), but shall have no obligation, to demand, sue for, collect, and receive every payment or distribution in respect of the Subordinated Debt and give acquittance therefor and to file claims and proofs of claim and take such other action (including voting the Subordinated Debt) as it may deem necessary or advisable for the exercise or enforcement of any of the rights or interests of Lender; and (ii) each Obligor shall promptly take such action as Lender reasonably may request (A) to collect the Subordinated Debt for the account of Lender and to file appropriate claims or proofs of claim in respect of the Subordinated Debt, (B) to execute and deliver to Lender such powers of attorney, assignments, and other instruments as it may reasonably request to enable it to enforce any and all claims with respect to the Subordinated Debt, and (C) to collect and receive any and all Subordinated Debt Payments.
SECTION 8. Certain Agreements of Each Obligor.
          (a) No Benefits. Each Obligor understands that there may be various agreements between Lender and any other Obligor evidencing and governing the Senior Debt, and each Obligor acknowledges and agrees that such agreements are not intended to confer any benefits on such Obligor and that Lender shall have no obligation to such Obligor or any other Person to exercise any rights, enforce any remedies, or take any actions which may be available to them under such agreements.
          (b) No Interference. Each Obligor acknowledges that each other Obligor has granted to Lender security interests in certain of such other Obligor’s assets as set forth in the Loan Agreements and the other Loan Documents, and agrees not to interfere with or in any manner oppose a disposition of any Collateral by Lender in accordance with the Loan Documents and applicable law.

          (c) Reliance by Lender. Each Obligor acknowledges and agrees that Lender will have relied upon and will continue to rely upon the subordination provisions provided for herein and the other provisions hereof in entering into the Loan Documents and making or issuing the Term Loans and Advances thereunder.
          (d) Waivers. Except as provided under the Loan Agreements, each Obligor hereby waives any and all notice of the incurrence of the Senior Debt or any part thereof and any right to require marshaling of assets.
          (e) Obligations of Each Obligor Not Affected. Each Obligor hereby agrees that at any time and from time to time, without notice to or the consent of such Obligor except as otherwise provided in the Loan Documents, without incurring responsibility to such Obligor, and without impairing or releasing the subordination provided for herein or otherwise impairing the rights of Lender hereunder: (i) the time for any other Obligor’s performance of or compliance with any of its agreements contained in the Loan Documents may be extended or such performance or compliance may be waived by Lender; (ii) the agreements of any other Obligor with respect to the Loan Documents may from time to time be modified by such other Obligor and Lender for the purpose of adding any requirements thereto or changing in any manner the rights and obligations of such other Obligor or Lender thereunder; (iii) the manner, place, or terms for payment of Senior Debt or any portion thereof may be altered or the terms for payment extended, or the Senior Debt may be renewed in whole or in part; (iv) the maturity of the Senior Debt may be accelerated in accordance with the terms of any present or future agreement by any other Obligor and Lender; (v) any Collateral may be sold, exchanged, released, or substituted and any Lien in favor of Lender may be terminated, subordinated, or fail to be perfected or become unperfected; (vi) any Person liable in any manner for Senior Debt may be discharged, released, or substituted; and (vii) all other rights against any other Obligor, any other Person, or with respect to any Collateral may be exercised (or Lender may waive or refrain from exercising such rights).
          (f) Rights of Lender Not to Be Impaired. No right of Lender to enforce the subordination provided for herein or to exercise its other rights hereunder shall at any time in any way be prejudiced or impaired by any act or failure to act by any other Obligor or Lender hereunder or under or in connection with the other Loan Documents or by any noncompliance by any other Obligor with the terms and provisions and covenants herein or in any other Loan Document, regardless of any knowledge thereof Lender may have or otherwise be charged with.
          (g) Financial Condition of Obligors. Except as provided under the Loan Agreements, each Obligor shall not have any right to require Lender to obtain or disclose any information with respect to: (i) the financial condition or character of any other Obligor or the ability of the other Obligor to pay and perform Senior Debt; (ii) the Senior Debt; (iii) the Collateral or other security for any or all of the Senior Debt; (iv) the existence or nonexistence of any guarantees of, or any other subordination agreements with respect to, all or any part of the Senior Debt; (v) any action or inaction on the part of Lender or any other Person; or (vi) any other matter, fact, or occurrence whatsoever.

          (h) Acquisition of Liens or Guaranties. Except as otherwise permitted under the Loan Agreements, no Obligor shall, without the prior consent of Lender, acquire any right or interest in or to any Collateral not owned by such Obligor or accept any guaranties for the Subordinated Debt.
SECTION 9. Subrogation.
          (a) Subrogation. Until all Senior Debt is Paid in Full and the termination of the Loan Agreements, no Obligor shall have, or shall directly or indirectly exercise, any rights that it may acquire by way of subrogation under this Agreement, by any payment or distribution to Lender hereunder or otherwise. Upon the date all Senior Debt is Paid in Full, each Obligor shall be entitled to exercise in full any subrogated rights it may possess with respect to the rights of Lender to receive payments or distributions applicable to the Senior Debt until the Subordinated Debt shall be paid in full. For the purposes of the foregoing subrogation, no payments or distributions to Lender of any cash, property, or securities to which any Obligor would be entitled except for the provisions of Section 3, 4, or 5 shall, as among such Obligor, its creditors (other than Lender), and the other Obligors, be deemed to be a payment by the other Obligors to or on account of the Senior Debt.
          (b) Payments Over to Obligors. If any payment or distribution to which any Obligor would otherwise have been entitled but for the provisions of Section 3, 4, or 5 shall have been applied pursuant to the provisions of Section 3, 4, or 5 to the payment of all amounts payable under the Senior Debt, such Obligor shall be entitled to receive from Lender any payments or distributions received by Lender in excess of the amount sufficient to pay in full all amounts payable under or in respect of the Senior Debt. If any such excess payment is made to Lender, Lender shall promptly remit such excess to such Obligor and until so remitted shall hold such excess payment for the benefit of such Obligor. If more than one Obligor is entitled to receive such payments, payments shall be made to each Obligor, pro rata based upon the ratio that the total amount to which such Obligor may be entitled to receive bears to the total amount to which all Obligors are entitled to receive.
SECTION 10. Continuing Agreement; Reinstatement.
          (a) Continuing Agreement. This Agreement is a continuing agreement of subordination and shall continue in effect and be binding upon each Obligor until the Senior Debt is Paid in Full. The subordinations, agreements, and priorities set forth herein shall remain in full force and effect regardless of whether any party hereto in the future seeks to rescind, amend, terminate, or reform, by litigation or otherwise, its respective agreements with the other Obligors.
          (b) Reinstatement. This Agreement shall continue to be effective or shall be reinstated, as the case may be, if, for any reason, any payment of the Senior Debt by or on behalf of any Obligor shall be rescinded or must otherwise be restored by Lender, whether as a result of an Insolvency Event or otherwise.

SECTION 11. Transfer of Subordinated Debt.
          No Obligor may assign or transfer its rights and obligations in respect of the Subordinated Debt without the prior written consent of Lender and any such transferee or assignee, as a condition to acquiring an interest in the Subordinated Debt shall agree to be bound hereby, in form reasonably satisfactory to Lender.
SECTION 12. Obligations of Obligors Not Affected.
          The provisions of this Agreement are intended solely for the purpose of defining the relative rights of each Obligor against the other Obligors, on the one hand, and of Lender against the other Obligors, on the other hand. Nothing contained in this Agreement shall (i) impair, as between each Obligor and the other Obligors, the obligation of the other Obligors to pay their respective obligations with respect to the Subordinated Debt as and when the same shall become due and payable, or (ii) otherwise affect the relative rights of each Obligor against the other Obligors, on the one hand, and of the creditors (other than Lender) of the other Obligors against the other Obligors, on the other hand.
SECTION 13. Endorsement of Obligor Documents; Further Assurances and Additional Acts.
          (a) Endorsement of Obligor Documents. At the request of Lender, all documents and instruments evidencing any of the Subordinated Debt, if any, shall be endorsed with a legend noting that such documents and instruments are subject to this Agreement, and each Obligor shall promptly deliver to Lender evidence of the same.
          (b) Further Assurances and Additional Acts. Each Obligor shall execute, acknowledge, deliver, file, notarize, and register at its own expense all such further agreements, instruments, certificates, financing statements, documents, and assurances, and perform such acts as Lender reasonably shall deem necessary or appropriate to effectuate the purposes of this Agreement, and promptly provide Lender with evidence of the foregoing reasonably satisfactory in form and substance to Lender.
SECTION 14. Notices.
          All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including by facsimile transmission) and shall be mailed, sent, or delivered in accordance with the notice provisions contained in the Loan Agreements.
SECTION 15. No Waiver; Cumulative Remedies.
          No failure on the part of Lender to exercise, and no delay in exercising, any right, remedy, power, or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power, or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers, and privileges that may otherwise be available to Lender.
SECTION 16. [Intentionally Omitted]
SECTION 17. Survival.
          All covenants, agreements, representations and warranties made in this Agreement shall, except to the extent otherwise provided herein, survive the execution and delivery of this Agreement, and shall continue in full force and effect so long as any Senior Debt remains unpaid.
SECTION 18. Benefits of Agreement.
          This Agreement is entered into for the sole protection and benefit of the parties hereto and their successors and assigns, and no other Person shall be a direct or indirect beneficiary of, or shall have any direct or indirect cause of action or claim in connection with, this Agreement.
SECTION 19. Binding Effect.
          This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Obligor and Lender and their respective successors and permitted assigns.
SECTION 20. GOVERNING LAW.
          THIS AGREEMENT ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF ANY OBLIGOR AND LENDER SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
SECTION 21. SUBMISSION TO JURISDICTION.
          EACH PARTY TO THIS AGREEMENT SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF (1) THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS AND (2) THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK (OR TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT), FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR BY THE OTHER LOAN DOCUMENTS. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A

COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN IN AN INCONVENIENT FORUM.
SECTION 22. Entire Agreement; Amendments and Waivers.
          (a) Entire Agreement. This Agreement and the other Loan Documents constitutes the entire agreement of each of the Obligors and Lender with respect to the matters set forth herein and supersedes any prior agreements, commitments, drafts, communications, discussions, and understandings, oral or written, with respect thereto.
          (b) Amendments and Waivers. No amendment to any provision of this Agreement shall in any event be effective unless the same shall be in writing and signed by each of the Obligors and Lender; and no waiver of any provision of this Agreement, or consent to any departure by any Obligor therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender. Any such amendment, waiver, or consent shall be effective only in the specific instance and for the specific purpose for which given.
SECTION 23. Conflicts.
          In case of any conflict or inconsistency between any terms of this Agreement, on the one hand, and any documents or instruments in respect of the Subordinated Debt, on the other hand, then the terms of this Agreement shall control.
SECTION 24. Severability.
          Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement or the validity or effectiveness of such provision in any other jurisdiction.
SECTION 25. Interpretation.
          This Agreement is the result of negotiations between, and have been reviewed by the respective counsel to, Obligors and Lender and is the product of all parties hereto. Accordingly, this Agreement shall not be construed against Lender merely because of Lender’s involvement in the preparation hereof.
SECTION 26. Counterparts.
          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

SECTION 27. Termination of Agreement.
          Upon the date the Senior Debt is Paid in Full and the termination of the Loan Agreements, this Agreement shall terminate and Lender shall promptly execute and deliver to each Obligor such documents and instruments as shall be necessary to evidence such termination.
[Signature pages follow]

     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Agreement as of the date first written above.

OBLIGORS:

MIDWAY HOME ENTERTAINMENT INC.,
a Delaware corporation

MIDWAY AMUSEMENT GAMES, LLC,
a Delaware limited liability company

MIDWAY GAMES INC.,
a Delaware corporation

MIDWAY GAMES WEST INC.,
a California corporation

MIDWAY INTERACTIVE INC.,
a Delaware corporation

MIDWAY SALES COMPANY, LLC,
a Delaware limited liability company

MIDWAY HOME STUDIOS INC.,
a Delaware corporation

SURREAL SOFTWARE INC. ,
a Washington corporation

MIDWAY STUDIOS — AUSTIN INC. ,
a Texas corporation

MIDWAY STUDIOS — LOS ANGELES INC. ,
a California corporation

Each By /s/ Ryan O’Desky
Title Interim CFO
Intercompany Subordination Agreement
Signature Page

LENDER:

NATIONAL AMUSEMENTS, INC.,
a Maryland corporation

By Name	/s/ Richard J. Sherman Richard J. Sherman
Title	Vice President
Intercompany Subordination Agreement
Signature Page